Exhibit 21

Subsidiaries of Registrant

ASC Property Management, Inc.

Incorporated State:                     Louisiana

ASC of Aiken, Inc.

Incorporated State:                     Delaware

ASC of Brownsville, Inc.

Incorporated State:                     Delaware

ASC of Corona, Inc.

Incorporated State:                     California

ASC of East New Orleans, Inc.

Incorporated State:                     Delaware

ASC of Las Vegas, Inc.

Incorporated State:                     Nevada

ASC of Louisiana, Inc.

Incorporated State:                     Louisiana

ASC of Midwest City, Inc.

Incorporated State:                     Oklahoma

ASC of Palm Springs, Inc.

Incorporated State:                     California

ASC of Puerto Rico, Inc.

Incorporated State:                     Delaware

ASC of Reno, Inc.

Incorporated State:                     Nevada

ASC of St. George, Inc.

Incorporated State:                     Utah

ASC of Wellington, Inc.

Incorporated State:                     Florida

Subsidiaries of Registrant

Aiken Regional Medical Centers, Inc.

Incorporated State:                     South Carolina

Alabama Clinical Schools, Inc.

Incorporated State:                     Alabama

Alicante School Elk Grove, LLC

Incorporated State:                     California

Alliance PPO, Inc.

Incorporated State:                     Texas

Ambulatory Surgery Center of Brownsville, L.P.

Incorporated State:                     Delaware

Ambulatory Surgery Center of Temecula Valley, Inc.

Incorporated State:                     California

Ambulatory Surgical Center of Aiken, L.L.C.

Incorporated State:                     South Carolina

American Clinical Schools, Inc.

Incorporated State:                     Delaware

Arbour Elder Services, Inc.

Incorporated State:                     Massachusetts

Arbour Health Systems Foundation, Inc.

Incorporated State:                     Massachusetts

Arkansas Surgery Center of Fayetteville, Limited Partnership

Incorporated State:                     Arkansas

Associated Child Care Educational Services, Inc.

Incorporated State:                     California

Auburn Regional Medical Center, Inc.

Incorporated State:                     Washington

Subsidiaries of Registrant

Behavioral Healthcare Alliance, LLC

Incorporated State:                     Kentucky

Bowling Green Radiation Therapy Associates, L.L.P.

Incorporated State:                     Kentucky

CCS/Altacare of Arkansas, Inc.

Incorporated State:                     Arkansas

CCS/Bay County, Inc.

Incorporated State:                     Florida

CCS/Lansing, Inc.

Incorporated State:                     Michigan

CCS/Little Rock, Inc.

Incorporated State:                     Arkansas

CCS/Meadow Pines, Inc.

Incorporated State:                     Texas

CCS/Rivendell of Kentucky, Inc.

Incorporated State:                     Kentucky

Capitol Radiation Therapy, L.L.P.

Incorporated State:                     Kentucky

Casa de Lago, L.L.C.

Incorporated State:                     Delaware

Central Florida Behavioral Hospital, Inc.

Incorporated State:                     Delaware

Central Montgomery Medical Center, L.L.C.

Incorporated State:                     Pennsylvania

Chad Youth Enhancement Center, Inc.

Incorporated State:                     Tennessee

Subsidiaries of Registrant

Chalmette Medical Center, Inc.

Incorporated State:                     Louisiana

Children’s Comprehensive Services, Inc.

Incorporated State:                     Tennessee

Choate Health Management, Inc.

Incorporated State:                     Massachusetts

Choate Integrated Behavioral Healthcare Corporation

Incorporated State:                     Massachusetts

Choate Mental Health Center, Inc.

Incorporated State:                     Massachusetts

Community Behavioral Health, L.L.C.

Incorporated State:                     Delaware

Comprehensive Occupational and Clinical Health, Inc.

Incorporated State:                     Florida

Contemporary Physician Services, Inc.

Incorporated State:                     Texas

Del Amo Hospital, Inc.

Incorporated State:                     California

District Hospital Partners, L.P.

Incorporated State:                     District of Columbia

Doctors’ Hospital of Shreveport, Inc.

Incorporated State:                     Louisiana

Edinburg Ambulatory Surgical Center, Inc.

Incorporated State:                     Texas

Edinburg Holdings, Inc.

Incorporated State:                     Delaware

Subsidiaries of Registrant

Edinburg Surgery Center, L.P.

Incorporated State:                     Delaware

Elmira NPS, LLC

Incorporated State:                     California

Eye Surgery Specialists of Puerto Rico, L.L.C.

Incorporated State:                     Delaware

Forest View Psychiatric Hospital, Inc.

Incorporated State:                     Michigan

Fort Duncan Medical Center, Inc.

Incorporated State:                     Delaware

Fort Duncan Medical Center, L.P.

Incorporated State:                     Delaware

Frontline Behavioral Health, Inc.

Incorporated State:                     Delaware

Frontline Children’s Hospital, L.L.C.

Incorporated State:                     Delaware

Frontline Counseling Centers, LLC

Incorporated State:                     Delaware

Frontline Hospital, LLC

Incorporated State:                     Delaware

Frontline Residential Treatment Center, LLC

Incorporated State:                     Delaware

Glen Oaks Hospital, Inc.

Incorporated State:                     Texas

Gulph Investments

Incorporated State:                     Maryland

Subsidiaries of Registrant

Gulph Mills Insurance Limited

Incorporated State:                     Nevada

HRI Clinics, Inc.

Incorporated State:                     Massachusetts

HRI Hospital, Inc.

Incorporated State:                     Massachusetts

Health Care Finance & Construction Corp.

Incorporated State:                     Delaware

Heart Clinic, P.L.L.C.

Incorporated State:                     Texas

KEYS Group Holdings, LLC

Incorporated State:                     Delaware

Keystone Charlotte LLC

Incorporated State:                     North Carolina

Keystone Continuum LLC

Incorporated State:                     Tennessee

Keystone DJJ LLC

Incorporated State:                     Florida

Keystone Detention LLC

Incorporated State:                     Alabama

Keystone Education Transportation, LLC

Incorporated State:                     California

Keystone Education and Youth Services, LLC

Incorporated State:                     Tennessee

Keystone JJAEP LLC

Incorporated State:                     Texas

Subsidiaries of Registrant

Keystone Marion, LLC

Incorporated State:                     Virginia

Keystone Memphis, LLC

Incorporated State:                     Tennessee

Keystone NPS LLC

Incorporated State:                     California

Keystone Nevada, LLC

Incorporated State:                     Nevada

Keystone Newport News, LLC

Incorporated State:                     Virginia

Keystone Richland Center LLC

Incorporated State:                     Ohio

Keystone Savannah, LLC

Incorporated State:                     Georgia

Keystone WSNC, L.L.C.

Incorporated State:                     North Carolina

Keystone/CCS Partners LLC

Incorporated State:                     Delaware

Kids First Foundation

Incorporated State:                     California

La Amistad Residential Treatment Center, Inc.

Incorporated State:                     Florida

Lakewood Ranch Imaging Center, L.L.C.

Incorporated State:                     Florida

Lakewood Ranch Medical Center Auxiliary, Incorporated

Incorporated State:                     Florida

Subsidiaries of Registrant

Lancaster Hospital Corporation

Incorporated State:                     California

Laredo ASC, Inc.

Incorporated State:                     Texas

Laredo Holdings, Inc.

Incorporated State:                     Delaware

Laredo Providence Management, L.L.C.

Incorporated State:                     Texas

Laredo Regional Medical Center, L.P.

Incorporated State:                     Delaware

Laredo Regional, Inc.

Incorporated State:                     Delaware

Manatee Memorial Hospital, L.P.

Incorporated State:                     Delaware

McAllen Edinburg Health Care Network Physician Hospital Organization

Incorporated State:                     Texas

McAllen Heart Hospital, L.P.

Incorporated State:                     Texas

McAllen Holdings, Inc.

Incorporated State:                     Delaware

McAllen Hospitals, L.P.

Incorporated State:                     Delaware

McAllen Medical Center Foundation

Incorporated State:                     Texas

McAllen Medical Center Physicians, Inc.

Incorporated State:                     Texas

Subsidiaries of Registrant

McAllen Medical Center, Inc.

Incorporated State:                     Delaware

Meridell Achievement Center, Inc.

Incorporated State:                     Texas

Merion Building Management, Inc.

Incorporated State:                     Delaware

Nevada Preferred Professionals, Inc.

Incorporated State:                     Nevada

Nevada Radiation Oncology Center-West, L.L.C.

Incorporated State:                     Nevada

Northern Nevada Ambulatory Surgical Center, L.L.C.

Incorporated State:                     Nevada

Northern Nevada Medical Center, L.P.

Incorporated State:                     Delaware

Northwest Texas Healthcare System, Inc.

Incorporated State:                     Texas

Northwest Texas Surgical Hospital, L.L.C.

Incorporated State:                     Texas

Oasis Health Systems, L.L.C.

Incorporated State:                     Nevada

Pendleton Methodist Hospital, L.L.C.

Incorporated State:                     Delaware

Pennsylvania Clinical Schools, Inc.

Incorporated State:                     Pennsylvania

Plaza Surgery Center Limited Partnership

Incorporated State:                     Nevada

Subsidiaries of Registrant

Professional Probation Services, Inc.

Incorporated State:                     Georgia

Professional Surgery Corporation of Arkansas

Incorporated State:                     Arkansas

Providence ASC Management, L.L.C.

Incorporated State:                     Texas

Providence Hospital Real Estate, L.P.

Incorporated State:                     Texas

Providence Hospital, L.P.

Incorporated State:                     Texas

Pueblo Medical Center, Inc.

Incorporated State:                     Nevada

RCW of Edmond, Inc.

Incorporated State:                     Oklahoma

Relational Therapy Clinic, Inc.

Incorporated State:                     Louisiana

Renaissance Women’s Center of Austin, L.L.C.

Incorporated State:                     Texas

Renaissance Women’s Center of Edmond, L.L.C.

Incorporated State:                     Oklahoma

Ridge Outpatient Counseling, L.L.C.

Incorporated State:                     Kentucky

River Crest Hospital, Inc.

Incorporated State:                     Texas

River Oaks, Inc.

Incorporated State:                     Louisiana

Subsidiaries of Registrant

Southwest Outpatient Imaging Center, LLC

Incorporated State:                     California

Sparks Family Hospital, Inc.

Incorporated State:                     Nevada

St. Louis Behavioral Medicine Institute, Inc.

Incorporated State:                     Missouri

Stonington Behavioral Health, Inc.

Incorporated State:                     Delaware

Summerlin Hospital Medical Center, L.L.C.

Incorporated State:                     Delaware

Summerlin Hospital Medical Center, L.P.

Incorporated State:                     Delaware

Surgery Center Property, L.L.C.

Incorporated State:                     Delaware

Surgery Center at Wellington, L.L.C.

Incorporated State:                     Florida

Surgery Center of Midwest City, L.P.

Incorporated State:                     Delaware

Surgery Center of New Orleans East, L.L.C.

Incorporated State:                     Delaware

Surgery Center of Waltham, Limited Partnership

Incorporated State:                     Massachusetts

Surgery Center of the Temecula Valley, L.L.C.

Incorporated State:                     Delaware

Tennessee Clinical Schools, Inc.

Incorporated State:                     Tennessee

Subsidiaries of Registrant

The Arbour, Inc.

Incorporated State:                     Massachusetts

The Bridgeway, Inc.

Incorporated State:                     Arkansas

The Friends of Wellington Regional Medical Center, Inc.

Incorporated State:                     Florida

The Pavilion Foundation

Incorporated State:                     Illinois

Tonopah Health Services, Inc.

Incorporated State:                     Nevada

Trenton Street Corporation

Incorporated State:                     Texas

Turning Point Care Center, Inc.

Incorporated State:                     Georgia

Two Rivers Psychiatric Hospital, Inc.

Incorporated State:                     Delaware

UHS Advisory, Inc.

Incorporated State:                     Delaware

UHS Behavioral Health Services, L.L.C.

Incorporated State:                     Massachusetts

UHS Broadlane Holdings L.P.

Incorporated State:                     Delaware

UHS Building Solutions, Inc.

Incorporated State:                     Delaware

UHS Children Services, Inc.

Incorporated State:                     Delaware

Subsidiaries of Registrant

UHS Front Royal, L.L.C.

Incorporated State:                     Delaware

UHS Good Samaritan, L.L.C.

Incorporated State:                     Delaware

UHS Holding Company, Inc.

Incorporated State:                     Nevada

UHS International, Inc.

Incorporated State:                     Delaware

UHS Las Vegas Properties, Inc.

Incorporated State:                     Nevada

UHS Managed Care Operations, L.L.C.

Incorporated State:                     Pennsylvania

UHS Midwest Center for Youth and Families, Inc.

Incorporated State:                     Indiana

UHS Oklahoma City LLC

Incorporated State:                     Oklahoma

UHS Receivables Corp.

Incorporated State:                     Delaware

UHS Recovery Foundation, Inc.

Incorporated State:                     Pennsylvania

UHS Sahara, Inc.

Incorporated State:                     Delaware

UHS of Anchor, L.P.

Incorporated State:                     Delaware

UHS of Benton Day School and Treatment Program, Inc.

Incorporated State:                     Delaware

Subsidiaries of Registrant

UHS of Benton, Inc.

Incorporated State:                     Delaware

UHS of Bowling Green, Inc.

Incorporated State:                     Delaware

UHS of Bradenton, Inc.

Incorporated State:                     Florida

UHS of Cornerstone Holdings, Inc.

Incorporated State:                     Delaware

UHS of Cornerstone, Inc.

Incorporated State:                     Delaware

UHS of D.C., Inc.

Incorporated State:                     Delaware

UHS of Delaware, Inc.

Incorporated State:                     Delaware

UHS of Eagle Pass, Inc.

Incorporated State:                     Delaware

UHS of Fairmount, Inc.

Incorporated State:                     Delaware

UHS of Fayetteville, Inc.

Incorporated State:                     Arkansas

UHS of Fuller, Inc.

Incorporated State:                     Massachusetts

UHS of Georgia Holdings, Inc.

Incorporated State:                     Delaware

UHS of Georgia, Inc.

Incorporated State:                     Delaware

Subsidiaries of Registrant

UHS of Greenville, Inc.

Incorporated State:                     Delaware

UHS of Hampton Learning Center, Inc.

Incorporated State:                     New Jersey

UHS of Hampton, Inc.

Incorporated State:                     New Jersey

UHS of Hartgrove, Inc.

Incorporated State:                     Illinois

UHS of Hidalgo, Inc.

Incorporated State:                     Delaware

UHS of Indiana, Inc.

Incorporated State:                     Indiana

UHS of Indianapolis, Inc.

Incorporated State:                     Indiana

UHS of Kootenai River, Inc.

Incorporated State:                     Delaware

UHS of Lakeside, Inc.

Incorporated State:                     Delaware

UHS of Lakewood Ranch, Inc.

Incorporated State:                     Florida

UHS of Laurel Heights, L.P.

Incorporated State:                     Delaware

UHS of Manatee, Inc.

Incorporated State:                     Florida

UHS of New Orleans, Inc.

Incorporated State:                     Louisiana

Subsidiaries of Registrant

UHS of Odessa, Inc.

Incorporated State:                     Texas

UHS of Oklahoma, Inc.

Incorporated State:                     Oklahoma

UHS of Parkwood, Inc.

Incorporated State:                     Delaware

UHS of Peachford, L.P.

Incorporated State:                     Delaware

UHS of Pennsylvania, Inc.

Incorporated State:                     Pennsylvania

UHS of Provo Canyon, Inc.

Incorporated State:                     Delaware

UHS of Puerto Rico, Inc.

Incorporated State:                     Delaware

UHS of Ridge, Inc.

Incorporated State:                     Delaware

UHS of River Parishes, Inc.

Incorporated State:                     Louisiana

UHS of Rockford, Inc.

Incorporated State:                     Delaware

UHS of Running Springs, Inc.

Incorporated State:                     Delaware

UHS of Savannah, L.L.C.

Incorporated State:                     Delaware

UHS of Spring Mountain, Inc.

Incorporated State:                     Delaware

Subsidiaries of Registrant

UHS of Sutton, Inc.

Incorporated State:                     Delaware

UHS of Talbot, L.P.

Incorporated State:                     Delaware

UHS of Timberlawn, Inc.

Incorporated State:                     Texas

UHS of Timpanogos, Inc.

Incorporated State:                     Delaware

UHS of Waltham, Inc.

Incorporated State:                     Massachusetts

UHS of Westwood Pembroke, Inc.

Incorporated State:                     Massachusetts

UHS of Wyoming, Inc.

Incorporated State:                     Delaware

UHS-Corona, Inc.

Incorporated State:                     Delaware

UHS-Lakeland Medical Center, L.L.C.

Incorporated State:                     Delaware

UHSMS, Inc.

Incorporated State:                     Delaware

Universal Community Behavioral Health, Inc.

Incorporated State:                     Pennsylvania

Universal HMO, Inc.

Incorporated State:                     Nevada

Universal Health Finance, L.L.C.

Incorporated State:                     Delaware

Subsidiaries of Registrant

Universal Health Network, Inc.

Incorporated State:                     Nevada

Universal Health Recovery Centers, Inc.

Incorporated State:                     Pennsylvania

Universal Health Services Foundation

Incorporated State:                     Pennsylvania

Universal Health Services of Cedar Hill, Inc.

Incorporated State:                     Texas

Universal Health Services of Concord, Inc.

Incorporated State:                     California

Universal Health Services of Palmdale, Inc.

Incorporated State:                     Delaware

Universal Health Services of Rancho Springs, Inc.

Incorporated State:                     California

Universal Probation Services, Inc.

Incorporated State:                     Georgia

Universal Treatment Centers, Inc.

Incorporated State:                     Delaware

Valley Health System, L.L.C.

Incorporated State:                     Delaware

Valley Hospital Medical Center, Inc.

Incorporated State:                     Nevada

Valley Surgery Center, L.P.

Incorporated State:                     Delaware

Ventures Healthcare of Gainesville, Inc.

Incorporated State:                     Tennessee

Subsidiaries of Registrant

Victoria Regional Medical Center, Inc.

Incorporated State:                     Texas

Vista Diagnostic Center, L.L.C.

Incorporated State:                     Nevada

Wellington Physician Alliances, Inc.

Incorporated State:                     Florida

Wellington Regional Diagnostic Center, L.L.C.

Incorporated State:                     Florida

Wellington Regional Health & Education Foundation, Inc.

Incorporated State:                     Florida

Wellington Regional Medical Center Incorporated

Incorporated State:                     Florida